                                                              Exhibit 99.B(n)(2)

                               AMENDED SCHEDULE A

                                     TO THE

                        SECOND AMENDED AND RESTATED PLAN
                             PURSUANT TO RULE 18f-3

FUNDS                                                                           CLASSES
-----                                                                           -------
                                                              ADVISER      SERVICE     INITIAL       T
ING American Century Large Company Value Portfolio               X            X           X
ING American Century Select Portfolio                            X            X           X
ING American Century Small Cap Value Portfolio                   X            X           X
ING Baron Asset Portfolio                                        X            X           X
ING Baron Small Cap Growth Portfolio                             X            X           X
ING Davis Venture Value Portfolio                                X            X           X
ING Fidelity(R) VIP Contrafund(R) Portfolio                      X            X           X
ING Fidelity(R) VIP Equity-Income Portfolio                      X            X           X
ING Fidelity(R) VIP Growth Portfolio                             X            X           X
ING Fidelity(R) VIP Mid Cap Portfolio                            X            X           X
ING Fundamental Research Portfolio                               X            X           X
ING Goldman Sachs(R) Capital Growth Portfolio                    X            X           X
ING Goldman Sachs(R) Core Equity Portfolio                       X            X           X
ING JPMorgan Fleming International Portfolio                     X            X           X
ING JPMorgan Mid Cap Value Portfolio                             X            X           X
ING Lord Abbett U.S. Government Securities Portfolio             X            X           X
ING MFS Capital Opportunities Portfolio                          X            X           X
ING Neuberger Berman Partners Portfolio                          X            X           X
ING Neuberger Berman Regency Portfolio                           X            X           X
ING OpCap Balanced Value Portfolio                               X            X           X
ING Oppenheimer Global Portfolio                                 X            X           X
ING Oppenheimer Strategic Income Portfolio                       X            X           X
ING PIMCO Total Return Portfolio                                 X            X           X
ING Pioneer High Yield Portfolio                                 X            X           X
ING Salomon Brothers Aggressive Growth Portfolio                 X            X           X
ING Salomon Brothers Large Cap Growth Portfolio                  X            X           X
ING Solution 2015 Portfolio                                      X            X           X          X
ING Solution 2025 Portfolio                                      X            X           X          X
ING Solution 2035 Portfolio                                      X            X           X          X
ING Solution 2045 Portfolio                                      X            X           X          X
ING Solution Income Portfolio                                    X            X           X          X
ING T. Rowe Price Diversified Mid Cap Growth Portfolio           X            X           X
ING T. Rowe Price Growth Equity Portfolio                        X            X           X
ING Templeton Foreign Equity Portfolio                           X            X           X
ING UBS U.S. Large Cap Equity Portfolio                          X            X           X

ING Van Kampen Comstock Portfolio                                X            X           X
ING Van Kampen Equity and Income Portfolio                       X            X           X

Effective Date: December 7, 2005

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